UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2018 (October 9, 2018)

Esterline Technologies Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-06357	13-2595091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500-108th Avenue NE, Bellevue, Washington		98004
(Address of principal executive offices)		(Zip Code)

(425) 453-9400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions::

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On October 9, 2018, Esterline Technologies Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with TransDigm Group Incorporated, a Delaware corporation (“Parent”), and Thunderbird Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.20 per share, of the Company (the “Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (i) shares to be cancelled, (ii) Company Options, Company RSUs, Company PSUs and Company SAYE Options (in each case, as defined in the Merger Agreement) and (iii) any shares of Common Stock held by any holder who has not voted in favor of the Merger and who is entitled to demand, and properly exercises and perfects, appraisal rights of such Common Stock under Delaware law) shall be converted into the right to receive $122.50 in cash, without any interest and subject to any withholding taxes (the “Merger Consideration”).

Consummation of the Merger is subject to certain customary conditions, including, without limitation: (i) the adoption of the Merger Agreement and approval of the Merger by the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote (the “Company Stockholder Approval”) at the Company stockholders meeting (the “Company Stockholders Meeting”); (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iii) the receipt of other required regulatory or foreign investment approvals; and (iv) the absence of any judgment or law that has the effect of enjoining or otherwise prohibiting the consummation of the Merger and the other transactions contemplated by the Merger Agreement. Each party’s obligation to consummate the Merger is subject to certain other conditions, including (a) the accuracy of the other party’s representations and warranties and (b) the other party’s compliance with its covenants and agreements contained in the Merger Agreement (in each case, subject to certain qualifications).

The parties to the Merger Agreement have each made customary representations and warranties in the Merger Agreement. The Company has agreed to customary covenants, including with respect to, among other things, the operation of the business of the Company and its subsidiaries in the ordinary course of business consistent with past practice in all material respects prior to the closing, convening and holding the Company Stockholders Meeting and, subject to certain customary exceptions, recommending that the Company’s stockholders approve the adoption of the Merger Agreement and the Merger at the Company Stockholders Meeting. In addition, the Merger Agreement contains a provision prohibiting the Company from soliciting alternative acquisition proposals and, subject to a customary “fiduciary out” exception, providing non-public information in connection with, and engaging in discussions or negotiations regarding, unsolicited alternative acquisition proposals.

The Merger Agreement contains certain customary termination rights for the Company and Parent. Subject to certain limitations, the Merger Agreement may be terminated by either Parent or the Company (i) if the Merger is not consummated at or before 5:00 p.m. Eastern time on the date that is one (1) year after the signing date (the “End Date”), which End Date shall be automatically extended for an additional three (3) months if all conditions are satisfied other than certain regulatory or foreign investment approvals, (ii) upon the issuance or entrance of a judgment or law that has the effect of enjoining or otherwise prohibiting the consummation of the Merger and the other transactions contemplated by the Merger Agreement which is final and nonappealable and (iii) if the Company Stockholder Approval is not obtained upon a vote taken thereon at the Company Stockholders Meeting or at any adjournment or postponement thereof.

In addition, (a) Parent may terminate the Merger Agreement prior to the Company Stockholders Meeting in the event that the Company’s board of directors fails to make, withdraws, changes, qualifies, withholds or modifies its recommendation that its stockholders approve the adoption of the Merger Agreement and the Merger (a “Company Adverse Recommendation Change”) or the Company is in material breach of the non-solicitation provision and (b) the Company may terminate the Merger Agreement prior to the Company Stockholders Meeting, subject to certain rights of Parent, in order to effect a Company Adverse Recommendation Change and substantially concurrently enter into a definitive, written agreement providing for a Superior Company Proposal (as defined in the Merger Agreement).

Upon termination of the Merger Agreement under specified circumstances, including with respect to the foregoing, the Company will be required to pay Parent a termination fee of $128,855,000. Further, if the Merger Agreement is terminated after an alternative acquisition proposal is made by a third party to the Company or publicly announced, (i) by Parent because the Company materially breaches any of its covenants, agreements, representations or warranties, (ii) by either Parent or the Company because the Merger is not consummated by the End Date or (iii) by either Parent or the Company because the Company Stockholder Approval has not been obtained and, within twelve (12) months after the date of such termination, the Company either (a) enters into an agreement to consummate certain alternative acquisition proposals, (b) recommends to its stockholders certain alternative acquisition proposals or (c) consummates certain alternative acquisition proposals, then the Company will be required to pay Parent a termination fee of $128,855,000.

Parent has secured committed debt financing from two banks of international reputation providing Parent with sufficient cash, together with other sources of funds immediately available to Parent, to consummate the Merger, pay all related fees and expenses with respect to the Merger, and repay the Company’s indebtedness required to be repaid at closing. Parent has agreed to use reasonable best efforts to obtain the financing; however, consummation of the Merger is not conditioned on Parent or Merger Sub obtaining any financing. On or prior to the consummation of the Merger and at the written request of Parent, the Company will send a notice of redemption in compliance with the Indenture governing the Notes (each term as defined in the Merger Agreement) and take other actions to redeem the Notes, so long as such redemption is conditioned on the consummation of the Merger and Parent has deposited the funds required to redeem the Notes.

The representations, warranties, covenants and agreements of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Merger Sub. In addition, such representations, warranties and covenants: (i) have been made only for purposes of the Merger Agreement; (ii) have been qualified by (a) certain matters set forth in the Company’s filings with the Securities and Exchange Commission at least one (1) business day prior to the date of the Merger Agreement and (b) confidential disclosures made to Parent and Merger Sub in the disclosure letter delivered in connection with the Merger Agreement; (iii) are subject to certain materiality qualifications contained in the Merger Agreement, which may differ from what may be viewed as material by investors; and (iv) were made only as of the date of the Merger Agreement and, in the event that the closing occurs, as of the date of the closing, or such other date as is specified in the Merger Agreement. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company, its subsidiaries or their respective businesses. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Eighth Amendment to Credit Facility

On October 9, 2018, the Company entered into an Eighth Amendment to Credit Agreement with certain of its subsidiaries, Wells Fargo Bank, National Association, as Administrative Agent (“Administrative Agent”), and the lenders party thereto (“Lenders”) (the “Eighth Amendment”).

The Eighth Amendment amended the Credit Agreement dated as of March 11, 2011 among the Company, certain of its subsidiaries, Administrative Agent and certain lenders (the “Credit Agreement”). The Credit Agreement originally provided debt financing to the Company in the form of a revolving loan facility in a maximum amount of $460,000,000 (including a letter of credit subfacility in a maximum amount of $100,000,000 and swingline subfacility in a maximum amount of $15,000,000) (the “Revolving Credit Facility”).

The Credit Agreement was amended in April 2015 to increase the Revolving Credit Facility commitment to a maximum amount of $500,000,000 to include a letter of credit subfacility in a maximum amount of $100,000,000, a swingline subfacility in a maximum amount of $50,000,000, a subfacility for multicurrency borrowings in a maximum amount of $500,000,000, and a subfacility for borrowings by certain foreign subsidiaries of the Company in a maximum amount of $500,000,000 in United States dollars, Canadian dollars, euros, pounds sterling and such other currencies as approved by the Lenders. The final maturity date for the Revolving Credit Facility is April 9, 2020.

The Eighth Amendment amended and restated the following definition to read in full as follows:

“‘Change of Control’ shall mean the occurrence of any of the following: (a) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities and Exchange Act of 1934) directly or indirectly, of Voting Stock of the Company (or other securities convertible into such Voting Stock) representing 30% or more of the combined voting power of all Voting Stock of the Company; or (b) during any period of up to 24 consecutive months, commencing after the date hereof, individuals who at the beginning of such 24-month period were directors (or directors who were nominated or approved by such directors) of the Company shall cease for any reason to constitute a majority of the board of directors of the Company; or (c) any “Change of Control” or similar occurrence as defined in the 2010 Senior Notes or the Euro Notes (so long as any Obligations are outstanding under the 2010 Senior Notes or the Euro Notes, as applicable) or in any other instrument relating to Material Debt; or (d) so long as there is any outstanding Commitment under the Foreign Borrower Revolving Loans, the Company shall fail, directly or indirectly, to legally and beneficially own 100% of the Equity Interests of each of the Foreign Borrowers.”

The foregoing description of the Revolving Credit Facility is qualified in its entirety by reference to the Eighth Amendment, a copy of which is filed as Exhibit 10.1 to this Report, and by reference to the Credit Agreement, which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Report under the heading “Eighth Amendment to Credit Facility” is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On October 10, 2018 the Company and Parent issued a joint press release announcing that they entered into the foregoing transaction. A copy of the joint press release is filed as Exhibit 99.1 hereto and incorporated by reference.

Additional Information and Where to Find It

In connection with the proposed merger, Esterline Technologies Corporation (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS IN AND STOCKHOLDERS OF ESTERLINE ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at www.esterline.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 500 108th Avenue NE, Suite 1500, Bellevue, Washington 98004, or by calling (425) 453-9400.

Participants in the Solicitation

The Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on December 27, 2017, and its Annual Report on Form 10-K for the fiscal year ended September 29, 2017, which was filed with the SEC on November 21, 2017, and the Amendment No. 1 on Form 10-K/A, which was filed with the SEC on March 30, 2018. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.esterline.com.

Cautionary Statement Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely manner or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved.

You should not place undue reliance on such statements. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to: (1) the ability to (i) obtain the approval of the Company’s stockholders as required for the merger, (ii) receive (if not waived) the required regulatory or other foreign investment approvals for the merger (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transactions) and (iii) satisfy the other conditions to the consummation of the merger on a timely basis or at all; (2) the outcome of consultation with employees, their works councils or other employee representatives; (3) the potential that a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) unexpected or significant transaction costs and/or unknown liabilities; (5) negative effects of the announcement or the consummation of the transaction on the market price of the Company’s common stock, its business (including relationships with customers, suppliers or other business relationship), financial conditions, results of operations and financial performance; (6) risks associated with legal proceedings related to the merger and the outcome of any legal proceedings related to the merger; (7) adverse effects of general industry, economic, business, and/or competitive factors; (8) unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) the potential that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; and (11) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended September 29, 2017 and the Amendment No. 1 on Form 10-K/A, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

2.1*	Agreement and Plan of Merger, dated as of October 9, 2018, by and among Esterline Technologies Corporation, TransDigm Group Incorporated and Thunderbird Merger Sub Inc.

10.1	Eighth Amendment dated as of October 9, 2018 among Esterline Technologies Corporation, the foreign borrowers party thereto, the subsidiary guarantors party thereto, Wells Fargo Bank, National Association, as Administrative Agent, and the lenders parties thereto.

10.2	Seventh Amendment dated as of April 9, 2015 among Esterline Technologies Corporation, the foreign borrowers party thereto, the subsidiary guarantors party thereto, Wells Fargo Bank, National Association, as Administrative Agent, and the lenders parties thereto, including the restated Credit Agreement attached as Exhibit A. (Incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed April 13, 2015 [Commission File Number 1-6357].)

99.1	Joint Press Release, dated October 10, 2018

*

Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Merger Agreement (identified therein) have been omitted from this Report and will be furnished supplementally to the Securities and Exchange Commission upon request by the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Esterline Technologies Corporation

By:	/s/ DONALD E. WALTHER
Name:	Donald E. Walther
Title:	Executive Vice President & General Counsel
Date:	October 10, 2018